Rule 497(e)
                   FIRST TRUST EXCHANGE-TRADED FUND II

         FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
                               (the "Fund")

           SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 20, 2007

                         DATED OCTOBER 6, 2008


         The Shares of the Fund are currently listed and trade on the American Stock Exchange LLC ("Amex"). As soon as practicable following the acquisition of Amex by NYSE Euronext (the "Acquisition"), it is anticipated that the Shares of the Fund will be listed and begin trading on NYSE Arca, Inc. ("NYSE Arca"), an affiliate of NYSE Euronext.

         The Acquisition was completed on October 1, 2008. The Fund has taken initial steps to transfer the listing of its Shares from Amex to NYSE Arca, with a target effective date of November 6, 2008.

         No assurance can be given as to the continued listing of the Shares of the Fund or the liquidity or trading market for the Shares.

          PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
                           FOR FUTURE REFERENCE